Exhibit 24
Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Marcus J. Moeltner and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 14, 2020	/s/ CHARLES E. ADAIR
Charles E. Adair

Exhibit 24
Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Marcus J. Moeltner and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 19, 2020	/s/ DE LYLE W. BLOOMQUIST
De Lyle W. Bloomquist

Exhibit 24
Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Marcus J. Moeltner and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 14, 2020	/s/ C. DAVID BROWN, II
C. David Brown, II

Exhibit 24
Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Marcus J. Moeltner and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 17, 2020	/s/ JULIE A. DILL
Julie A. Dill

Exhibit 24
Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Marcus J. Moeltner and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 16, 2020	/s/ MARK E. GAUMOND
Mark E. Gaumond

Exhibit 24
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Marcus J. Moeltner and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 15, 2020	/s/ JAMES F. KIRSCH
James F. Kirsch

Exhibit 24
Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Marcus J. Moeltner and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 15, 2020	/s/ THOMAS I. MORGAN
Thomas I. Morgan

Exhibit 24
Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Marcus J. Moeltner and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 14, 2020	/s/ LISA M. PALUMBO
Lisa M. Palumbo